Putnam
Utilities
Growth and
Income
Fund

SEMIANNUAL REPORT

April 30, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "As convergence takes hold in the gas and electric industries, a new energy sector is being created. We believe that carefully selected utilities will tend to deliver strong performance and that the recent trend toward underperformance may soon turn around."

                             --  Sheldon Simon, manager
                                 Putnam Utilities Growth and Income Fund

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

19 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

We are entering an era of great change in the way we receive the energy to run our homes and businesses. You may already have felt the effects of these changes that ultimately will allow each of us to choose the company that provides our electricity and gas. Deregulation of these industries is designed to introduce free-market competition that, in turn, is supposed to help lower our energy costs, improve service, or otherwise make our lives better.

Such epochal change, quite naturally, carries heavy implications for investors. It is of intense interest to Putnam's investment management team, which has been following events in this area closely from the beginning. We have kept you abreast of developments in past reports and will continue to do so in future.

In the following report, your fund's managers, Sheldon Simon and Christopher Ray, report on performance during the first half of fiscal 1998 and discuss prospects for the months ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 17, 1998



Report from the Fund Managers
Sheldon N. Simon, lead manager
Christopher A. Ray

Although the market environment was not especially favorable for utilities stocks during the first half of Putnam Utilities Growth and Income Fund's 1998 fiscal year, anticipated changes in the utilities industry as a whole leave us optimistic about the fund's performance potential over the second half of the year. For the six months ended April 30, 1998, your fund's class A shares returned 16.60% at net asset value and 9.91% at public offering price. For performance over longer periods and results for other share classes, please turn to pages 9 and 10.

While U.S. economic growth has maintained its energetic pace during the period, interest rates have leveled off and remain comparatively low. Utilities stocks are interest-rate sensitive and tend to track bond performance rather than the performance of the broader equities market; thus, as the rest of the market reached for record highs, your fund's utilities holdings fell behind. In addition, an unusually warm winter season globally has had an adverse effect on electric and gas companies' earnings. We view these issues as transitory and remain fairly optimistic about the utilities sector's ability to catch up with the market's strong performance as it has done in the past.

* CONVERGENCE OF ELECTRIC POWER AND GAS SHAPES INDUSTRY'S FUTURE

Looking forward, we see the most important fundamental change in the utilities industry to be the coming convergence of the public energy industry, made up of electric power and natural gas. We envision a day in the not-too-distant future when all customers of energy companies, including our shareholders, will have a choice of where they buy gas and electric power. The deregulation of public utilities, which has forced utilities companies into the beginning stages of consolidation, is bringing that day closer. Smaller companies with attractive assets are being acquired by larger companies with an eye toward quickly enlarging their customer bases and strengthening their service offerings. Through identifying and taking positions both in companies we believe will be fundamental winners and in acquisition candidates, we have been working to take advantage of these developments.

* PORTFOLIO ALLOCATIONS REFLECT CHANGING LANDSCAPE

As we positioned the portfolio to benefit from the convergence trend, several small changes occurred in your fund's asset allocation. Holdings in the gas industry, for example, have risen from about 22% to 25% of the portfolio. This represents an overweighting relative to utilities market capitalization and reflects our view that over time, smaller gas companies will be absorbed by larger ones, and those in turn possibly being acquired by large electric companies.

The electric industry constitutes the largest portion of the portfolio. The fund's largest electric holding remains Duke Energy, the product of a 1997 merger of Duke Power, an electric utility, and PanEnergy, a natural gas supplier. A prime example of convergence, Duke Energy has adopted an aggressive strategy that we believe will serve it well as the industry begins to shake out. While this holding, along with others discussed in this report, was viewed favorably at the end of the fiscal period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

[GRAPHIC OMITTED: HORIZONTAL BAR CHART OF TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electric
utilities         37.0%

Gas utilities     25.7%

Telephone
utilities         23.7%

Retail             2.6%

Combined
utilities          1.6%

Footnote reads:
* Based on net assets as of 4/30/98. Holdings will vary over time.

Enron Corporation is another company that has positioned itself to serve customers' energy needs nationwide, essentially creating a business that didn't exist just a few years ago. We have initiated a new position in Enron that currently represents about 2% of your fund's assets.

The fund's bond allocation has declined slightly and is now about 13% of net assets. This portion of the portfolio exists to help us manage the effects of market volatility and in turbulent times has risen to as high as 50% of assets. In the present market environment, characterized by stable interest rates and steady economic growth, your fund's primary risk factor -- rising interest rates -- is being held at bay.

The fund also maintains a position in nonutility stocks, currently 7% of assets, in order to boost overall performance. Our largest nonutility position, K mart Corporation, has been important to your fund's returns in 1998. Although we haven't taken profits yet, given this investment's contribution to the fund we may redirect the proceeds from the sale of this stock elsewhere as we have done in the past with large nonutility positions.

In addition, the fund continues to hold some foreign utilities. These show continuing signs of rewarding growth combined with relative stability, particularly in Europe. While we maintain our search for value abroad, we are particularly careful about mitigating country and currency risk, seeking stocks that we believe will generate reliable returns for U.S. dollar-based investors.

* MANAGEMENT VISION KEY TO ENERGY COMPANIES' EVOLUTION

We're presently seeing the beginning of a trend in which smaller gas companies will be acquired by larger ones, with the resulting entity becoming a candidate for acquisition by electric utilities. This could lead to the formation of energy companies with national and global strategic potential. These energy companies will be better positioned to thrive than companies whose managements do not recognize and adapt to the new deregulated environment or that have a difficult mix of assets. Some of these companies are going to revisit the problem they had 10 years ago of how to pay for expensive plants -- usually nuclear -- whose operating costs are far above what today's market rate for energy will support. We will seek out managements that we believe possess the vision and the ability to execute a successful strategy and will avoid investing in companies that are less well managed.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Duke Energy Corp.
Electric utilities

American Telephone & Telegraph Co.
Telephone utilities

SBC Communications, Inc.
Telephone utilities

Sprint Corp.
Telephone utilities

BellSouth Corp.
Telephone utilities

K mart Corp.
Retail

Pacific Enterprises
Gas utilities

Enron Corp.
Gas utilities

Bell Atlantic Corp.
Telephone utilities

Ameritech Corp.
Telephone utilities

These holdings represent 27.0% of the fund's net assets as of 4/30/98. Portfolio holdings will vary over time.

* TELEPHONE STOCKS BENEFIT FROM INCREASED DEMAND

High demand for basic telephone services, including second lines, and an explosion of data services through phone lines have helped telephone stocks do well over the semiannual period. We continue to believe that two of your fund's major investments, AT&T and SBC Communications (each at around 4% of assets), have enormous potential to make significant contributions to fund returns over the coming fiscal year. We maintain our view that the turnaround of AT&T, which was a big gainer in 1997 but has lagged somewhat in 1998, is on track and that the company will demonstrate significant earnings power by 2001. SBC Communications continues to experience high levels of growth in its service territories of California and the Southwest, especially with its cellular service offering. The merger with Pacific Telesis is going well and the recently announced merger with Ameritech bodes well for the future of this telecommunications powerhouse.

* FISCAL 1998: YEAR OF TRANSITION

We continue to think that growth will continue as long as the interest-rate environment remains benign. Valuation spreads between utilities and the overall market remain wide, making utilities seem cheap by comparison -- another reason for staying close to the utilities sector. Should the market enter a more difficult phase, we expect utilities stocks to suffer less than others, as they offer more downside protection. Overall, we believe that in the current environment, we need to remain close to our utility roots. Fortunately, it appears these roots have a great deal to offer.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/98, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Utilities Growth and Income Fund is designed for capital growth and current income through equity and debt securities issued by public utility companies.

TOTAL RETURN FOR PERIODS ENDED 4/30/98

                                Class A         Class B         Class M
(inception date)               (11/19/90)     (4/27/92)         (3/1/95)
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months                    16.60%   9.91%  16.20%  11.20%  16.34%  12.28%
------------------------------------------------------------------------------
1 year                      31.79   24.18   30.71   25.71   31.14   26.52
------------------------------------------------------------------------------
5 years                     96.77   85.41   89.42   87.42   92.28   85.64
Annual average              14.50   13.14   13.63   13.39   13.97   13.17
------------------------------------------------------------------------------
Life of fund               166.44  151.08  151.96  151.96  157.00  147.86
Annual average              14.08   13.17   13.23   13.23   13.53   12.98
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/98

                                          Standard & Poor's       Consumer
                                          Utilities Index       Price Index
------------------------------------------------------------------------------
6 months                                       19.29%              0.56%
------------------------------------------------------------------------------
1 year                                         35.79               1.44
------------------------------------------------------------------------------
5 years                                        82.27              12.85
Annual average                                 12.76               2.45
------------------------------------------------------------------------------
Life of fund                                  151.94              21.72
Annual average                                 13.12               2.66
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 4/30/98

                            Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)          2               2               2
------------------------------------------------------------------------------
Income                       $0.230          $0.183          $0.197
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                     0.684           0.684           0.684
------------------------------------------------------------------------------
Short-term                    0.228           0.228           0.228
------------------------------------------------------------------------------
  Total                      $1.142          $1.095          $1.109
------------------------------------------------------------------------------
Share value:                     NAV      POP     NAV     NAV     POP
------------------------------------------------------------------------------
10/31/97                       $12.49   $13.25  $12.42  $12.47  $12.92
------------------------------------------------------------------------------
4/30/98                         13.35    14.16   13.27   13.33   13.81
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate1           3.45%    3.25%   2.74%   2.85%   2.75%
------------------------------------------------------------------------------
Current 30-day SEC yield2        2.90     2.73    2.14    2.34    2.26
------------------------------------------------------------------------------
1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 3/31/98
(most recent calendar quarter)

                                Class A         Class B         Class M
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months                    19.04%  12.21%  18.55%  13.55%  18.77%  14.64%
------------------------------------------------------------------------------
1 year                      36.25   28.40   35.26   30.26   35.55   30.85
------------------------------------------------------------------------------
5 years                    100.29   88.76   92.78   90.78   95.69   88.77
Annual average              14.90   13.55   14.03   13.79   14.37   13.55
------------------------------------------------------------------------------
Life of class              172.03  156.34  157.46  157.46  162.59  153.25
Annual                      14.56   13.64   13.71   13.71   14.02   13.46
------------------------------------------------------------------------------

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's Utilities Index is an unmanaged list of common stocks issued by utility companies. It assumes reinvestment of all distributions and does not take into account brokerage commissions or other costs. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Portfolio of investments owned
April 30, 1998 (Unaudited)




COMMON STOCKS (85.9%) (a)
NUMBER OF SHARES                                                                                       VALUE


Building and Construction (0.5%)
-------------------------------------------------------------------------------------------------------------
              430,000  Willbros Group, Inc. (NON)                                              $    7,148,750

Cellular Communications (0.2%)
-------------------------------------------------------------------------------------------------------------
              100,000  360 Communications Co. (NON)                                                 3,056,250

Chemicals (--%)
-------------------------------------------------------------------------------------------------------------
               25,500  Hanna (M.A.) Co.                                                               584,906

Conglomerates (0.3%)
-------------------------------------------------------------------------------------------------------------
              155,800  Ogden Corp.                                                                  4,790,850

Electric Utilities (29.5%)
-------------------------------------------------------------------------------------------------------------
              150,000  Ameren Corp.                                                                 5,943,750
              275,000  Carolina Power & Light Co.                                                  11,842,188
              100,000  Centrais Electricas Brasileiras S. A. (Brazil)                               4,110,547
               25,000  Chilectra S.A. 144A ADR (Chile)                                                687,500
               81,600  CILCORP, Inc.                                                                3,901,500
              350,000  Cinergy Corp.                                                               12,206,250
              212,700  CMS Energy Corp. Class G                                                     5,543,494
              100,000  Companhia Energetica de Minas Gerais ADR (Brazil)                            4,775,000
              313,500  Companhia Paranaense de Energia-Copel ADR (Brazil)                           4,467,375
              276,300  Conectiv, Inc.                                                               5,785,031
              300,000  Consolidated Edison, Inc.                                                   13,575,000
              150,000  Dominion Resources, Inc.                                                     5,934,375
              150,000  DPL, Inc.                                                                    2,728,125
            1,043,741  Duke Energy Corp.                                                           60,406,510
              100,000  Edison International                                                         2,981,250
               50,000  EDP-Electricidade de Portugal, S.A. ADR (Portugal) (NON)                     2,600,000
              100,000  Enova Corp.                                                                  2,675,000
              250,000  Florida Progress Corp.                                                      10,156,250
              150,000  GPU, Inc.                                                                    5,943,750
              100,000  Hawaiian Electric Industries, Inc.                                           4,050,000
              620,000  Iberdola S.A. (Spain) (NON)                                                  9,963,926
              705,000  Korea Electric Power Corp. (South Korea)                                     9,611,189
               10,000  Light Participacoes, S.A. (Brazil) (NON)                                     2,448,837
              100,000  MidAmerican Energy Holdings Co.                                              2,112,500
              400,000  New Century Energies, Inc.                                                  19,000,000
              250,000  New England Electric Systems Inc.                                           10,875,000
              300,000  New York State Electric & Gas Corp.                                         12,525,000
              673,000  NIPSCO Industries, Inc.                                                     18,044,813
              965,200  Northeast Utilities                                                         13,633,450
              230,000  OGE Energy Corp.                                                            12,635,625
              100,000  PacifiCorp                                                                   2,325,000
              126,600  Pinnacle West Capital Corp.                                                  5,602,050
              442,600  Potomac Electric Power Co.                                                  10,843,700
              275,800  Puget Sound Energy, Inc.                                                     7,256,988
              400,000  Scana Corp.                                                                 11,950,000
              661,200  Scottish Power PLC (United Kingdom)                                          6,077,631
              500,000  Sierra Pacific Resources                                                    17,500,000
              124,100  Southern Co.                                                                 3,288,650
              200,000  Teco Energy, Inc.                                                            5,325,000
              372,000  Texas Utilities Electric Co.                                                14,880,000
              500,000  TNP Enterprises, Inc.                                                       16,125,000
              300,000  Union Electrica Fenosa S.A. (Spain)                                          3,876,682
              100,000  UniSource Energy Corp. (NON)                                                 1,768,750
              175,000  United Illuminating Co.                                                      8,596,875
              150,000  Utilicorp United, Inc.                                                       5,643,750
               26,000  Viag AG (Germany)                                                           13,162,907
              117,600  Washington Water Power Co.                                                   2,704,800
              700,000  Wisconsin Energy Corp.                                                      21,350,000
                                                                                               --------------
                                                                                                  439,441,018

Electrical Equipment (0.5%)
-------------------------------------------------------------------------------------------------------------
              382,500  Vishay Intertechnology, Inc. (NON)                                           7,004,531

Electronics (0.1%)
-------------------------------------------------------------------------------------------------------------
               12,000  Pittway Corp. Class A                                                          897,000

Food and Beverages (0.1%)
-------------------------------------------------------------------------------------------------------------
               60,000  Whitman Corp.                                                                1,173,750

Gas Pipelines (1.4%)
-------------------------------------------------------------------------------------------------------------
              300,000  Coastal Corp.                                                               21,431,250

Gas Utilities (24.1%)
-------------------------------------------------------------------------------------------------------------
              380,000  AGL Resources, Inc.                                                          7,908,750
              483,600  Atmos Energy Corp.                                                          14,235,975
              236,000  Bay State Gas Co.                                                            8,953,250
              220,000  Cascade Natural Gas Corp.                                                    3,533,750
              100,000  Central Hudson Gas & Electric                                                4,031,250
              273,300  Columbia Gas System, Inc. (NON)                                             22,205,625
              150,000  Connecticut Energy Corp.                                                     4,350,000
              400,000  Eastern Enterprises                                                         16,950,000
              422,600  El Paso Natural Gas Co.                                                     15,609,788
              589,600  Energen Corp.                                                               13,155,450
              625,000  Enron Corp.                                                                 30,742,188
              100,100  Equitable Resources, Inc.                                                    3,253,250
               70,000  Indiana Energy, Inc.                                                         2,205,000
              350,000  K N Energy, Inc.                                                            20,540,625
              380,000  KeySpan Energy Corp.                                                        12,967,500
              146,300  Laclede Gas Co.                                                              3,620,925
              300,000  MCN Corp.                                                                   11,325,000
              350,000  National Fuel Gas Co.                                                       16,100,000
               70,000  New Jersey Resources Corp.                                                   2,642,500
              300,000  NICOR Inc.                                                                  12,281,250
              151,432  North Carolina Natural Gas Corp.                                             3,719,549
              504,000  Northwest Natural Gas Co.                                                   13,608,000
              230,000  NUI Corp.                                                                    5,893,750
              330,000  ONEOK, Inc.                                                                 13,365,000
              800,000  Pacific Enterprises                                                         31,150,000
              200,000  Peoples Energy Corp.                                                         7,250,000
              200,000  Piedmont Natural Gas Co., Inc.                                               6,812,500
               70,000  Providence Energy Corp.                                                      1,448,125
              200,000  Public Service Co. of North Carolina, Inc.                                   4,100,000
              100,000  Questar Corp.                                                                4,337,500
              200,000  Sonat, Inc.                                                                  8,875,000
               80,000  South Jersey Industries, Inc.                                                2,195,000
              200,000  Southwest Gas Corp.                                                          4,612,500
              200,000  Transportadora de Gas del Sur ADR (Argentina)                                2,312,500
              200,000  Washington Gas Light Co.                                                     5,437,500
              200,000  Westcoast Energy, Inc.                                                       4,700,000
              156,700  WICOR, Inc.                                                                  7,511,806
              200,000  Yankee Energy System, Inc.                                                   4,737,500
                                                                                               --------------
                                                                                                  358,678,306

Household Products (--%)
-------------------------------------------------------------------------------------------------------------
               27,500  First Brands Corp.                                                             737,344

Oil and Gas (0.7%)
-------------------------------------------------------------------------------------------------------------
               30,000  Mitchell Energy & Development Corp. Class B                                    757,500
              630,000  NGC Corporation                                                              9,292,500
                                                                                               --------------
                                                                                                   10,050,000

Pharmaceuticals and Biotechnology (1.2%)
-------------------------------------------------------------------------------------------------------------
               18,565  Block Drug, Inc. Class A                                                       782,051
              400,000  Pharmacia & Upjohn, Inc.                                                    16,825,000
                                                                                               --------------
                                                                                                   17,607,051

REIT's (Real Estate Investment Trust) (1.2%)
-------------------------------------------------------------------------------------------------------------
              312,178  Equity Office Properties Trust                                               8,877,562
              194,000  Equity Residential Properties Trust                                          9,530,250
                                                                                               --------------
                                                                                                   18,407,812

Retail (2.6%)
-------------------------------------------------------------------------------------------------------------
               57,750  Family Dollar Stores, Inc.                                                   1,963,500
            1,900,000  K mart Corp.                                                                33,131,250
              133,400  Toys R Us (NON)                                                              3,676,838
                                                                                               --------------
                                                                                                   38,771,588

Telecommunications (0.5%)
-------------------------------------------------------------------------------------------------------------
              100,000  Cable & Wireless PLC ADR (United Kingdom)                                    3,512,500
              300,000  PT Indosat ADR (Indonesia)                                                   4,237,500
                                                                                               --------------
                                                                                                    7,750,000

Telephone Utilities (22.7%)
-------------------------------------------------------------------------------------------------------------
            1,000,000  American Telephone & Telegraph Co.                                          60,062,500
              670,000  Ameritech Corp.                                                             28,516,875
              322,560  Bell Atlantic Corp.                                                         30,179,520
              525,000  BellSouth Corp.                                                             33,698,438
              500,000  Cincinnati Bell, Inc.                                                       19,125,000
              400,000  GTE Corp.                                                                   23,375,000
              100,000  Philippine Long Distance Telephone Co.
                         ADR (Philippines)                                                          2,700,000
               80,000  Portugal Telecom S.A. ADR (NON)                                              4,300,000
              200,000  PT Telekomunikasi Indonesia ADR (Indonesia) (NON)                            1,600,000
            1,400,000  SBC Communications, Inc.                                                    58,012,500
              550,000  Sprint Corp.                                                                37,571,875
               50,000  Telebras Co. ADR (Brazil)                                                    6,090,625
              100,000  Telecom Argentina S.A. ADR (Argentina)                                       3,600,000
               48,470  Telecom Corp. of New Zealand Ltd. (New Zealand)                              1,042,105
               80,000  Telecom Corp. of New Zealand Ltd. ADR
                         (New Zealand)                                                              3,065,000
              555,555  Telecom Italia S.P.A. (Italy)                                                4,156,447
               20,000  Telefonica de Argentina S.A. ADR (Argentina)                                   771,250
              250,000  Telefonica del Peru S.A. ADR (Peru)                                          5,531,250
              300,000  US West, Inc.                                                               15,825,000
                                                                                               --------------
                                                                                                  339,223,385

Textiles (--%)
-------------------------------------------------------------------------------------------------------------
               12,000  Springs Industries, Inc. Class A                                               660,750

Tobacco (0.1%)
-------------------------------------------------------------------------------------------------------------
               63,000  Dimon Inc.                                                                     921,375
               22,000  Universal Corp.                                                                823,625
                                                                                               --------------
                                                                                                    1,745,000

Water Utilities (0.2%)
-------------------------------------------------------------------------------------------------------------
              100,000  American Water Works, Inc.                                                   2,993,750
                                                                                               --------------
                       Total Common Stocks (cost $895,131,932)                                 $1,282,153,291

CORPORATE BONDS AND NOTES (13.0%) (a)
PRINCIPAL AMOUNT                                                                                       VALUE

Combined Utilities (1.6%)
-------------------------------------------------------------------------------------------------------------
      $     3,000,000  Australian Gas & Light Co. 144A sr. notes
                         6 3/8s, 2003 (Australia)                                              $    3,006,750
            4,000,000  Kansas Gas & Electric deb. 8.29s, 2016                                       4,237,560
            4,000,000  Pacific Gas & Electric Co. sr. notes 7.1s, 2005                              4,172,760
            7,985,000  South Carolina Electric & Gas Co. 1st mtge.
                         7 5/8s, 2025                                                               8,657,656
            4,000,000  Western Resources, Inc. sr. notes 6 7/8s, 2004                               4,061,280
                                                                                               --------------
                                                                                                   24,136,006

Electric Utilities (7.5%)
-------------------------------------------------------------------------------------------------------------
            4,000,000  Allegheny Generating Co. deb. 6 7/8s, 2023                                   3,831,120
            3,000,000  Arizona Public Service Co. notes 6 1/4s, 2005                                2,928,720
            2,240,000  Arkansas Electric Corp. bonds 7.33s, 2008                                    2,321,155
            4,000,000  Chugach Electric Co. 1st mtge. Ser. A, 9.14s, 2022                           4,681,280
            2,800,000  CMS Energy Corp. pass through certificates 7s, 2005                          2,685,284
            4,000,000  Commonwealth Edison Co. 1st mtge. Ser. 83, 8s, 2008                          4,427,720
            1,500,000  Connecticut Light & Power Co. 1st mtge. Ser. D,
                         7 7/8s, 2024                                                               1,528,005
            2,000,000  Connecticut Light & Power Co. 1st mtge. Ser. A,
                         5 1/2s, 1999                                                               1,980,780
            4,000,000  Consolidated Edison, Inc. deb. 6.45s, 2007                                   4,020,640
            3,500,000  Duquesne Light Co. deb. 8.7s, 2016                                           3,829,840
            2,500,000  Edison Mission Energy 144A company guaranty
                         7.33s, 2008                                                                2,616,875
            4,000,000  Hydro Quebec Government guaranty Ser. HY
                         8.4s, 2022 (Canada)                                                        4,749,440
            5,000,000  Iberdrola S.A. notes 7 1/2s, 2002                                            5,221,700
            4,990,701  Indiana-Michigan Power Co. deb. 9.82s, 2022                                  6,359,501
            3,997,392  Indiana-Michigan Power Co. deb. Ser. E, 9.81s, 2022                          5,128,614
            3,000,000  Israel Electric Corp., Ltd. 144A sr. notes
                         7 1/4s, 2006 (Israel)                                                      3,070,590
            4,000,000  Kentucky Utilities Co. 1st mtge. Ser. R, 7.55s, 2025                         4,217,920
            5,000,000  Midwest Power Systems mtge. 8 1/8s, 2023                                     5,262,050
            5,000,000  Ohio Edison Co. 1st mtge. 8 1/4s, 2002                                       5,308,750
            2,938,000  Otter Tail Power Co. 1st mtge. 7 1/4s, 2002                                  3,062,189
            5,000,000  Public Service Co. of Colorado coll. trust 6 3/8s, 2005                      5,034,050
            2,925,000  Puget Sound Energy, Inc. med. term sr. notes
                         A, 7.02s, 2027                                                             2,966,798
            1,720,000  Salton Sea Funding Corp. company guaranty
                         Ser. E, 8.3s, 2011                                                         1,873,544
            3,500,000  Sierra Pacific Power Co. med. term notes Ser. C,
                         6.82s, 2006                                                                3,606,890
            3,000,000  Southern Investments Service Co. sr. notes
                         6.8s, 2006 (United Kingdom)                                                3,055,950
            5,000,000  System Energy Resources, Inc. deb. 7.38s, 2000                               5,043,700
            5,000,000  Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015                       5,073,150
            3,400,000  Texas Utilities Electric Capital Trust V company
                         guaranty 8.175s, 2037                                                      3,488,672
            4,500,000  Utilicorp United sr. notes 8.2s, 2007                                        4,930,200
                                                                                               --------------
                                                                                                  112,305,127

Energy-Related (0.1%)
-------------------------------------------------------------------------------------------------------------
            2,000,000  CalEnergy, Inc. sr. notes 7.63s, 2007                                        1,989,320

Gas Utilities (1.6%)
-------------------------------------------------------------------------------------------------------------
            3,500,000  Columbia Gas System, Inc. notes Ser. E, 7.32s, 2010                          3,598,385
            2,750,000  K N Energy, Inc. sr. notes 6.45s, 2003                                       2,751,293
            2,500,000  Louis Dreyfus Natural Gas notes 6 7/8s, 2007                                 2,482,175
            3,500,000  ONEOK Inc. deb. 9.7s, 2019                                                   3,809,190
            3,835,000  Oklahoma Gas & Electric Co. sr. notes 6.65s, 2027                            4,000,634
            3,000,000  Sonat, Inc. notes 6 5/8s, 2008                                               2,978,130
            3,500,000  Southwest Gas Corp. deb. 7 1/2s, 2006                                        3,745,490
                                                                                               --------------
                                                                                                   23,365,297

Oil and Gas (0.3%)
-------------------------------------------------------------------------------------------------------------
            4,000,000  Transcontinental Gas Pipeline Corp. deb. 7 1/4s, 2026                        4,144,040

Telephone Services (0.5%)
-------------------------------------------------------------------------------------------------------------
            4,000,000  Century Telephone Enterprises, Inc. deb. Ser. G,
                         6 7/8s, 2028                                                               3,994,280
            3,350,000  LCI International, Inc. sr. notes 7 1/4s, 2007                               3,360,787
                                                                                               --------------
                                                                                                    7,355,067

Telephone Utilities (1.0%)
-------------------------------------------------------------------------------------------------------------
            5,000,000  Bell Atlantic Corp. deb. 7 7/8s, 2029                                        5,794,148
            5,000,000  Bell South Telecommunication deb. 6 3/4s, 2033                               4,891,000
            3,350,000  WorldCom, Inc. notes 7 3/4s, 2007                                            3,613,143
                                                                                               --------------
                                                                                                   14,298,291

Water Utility (0.2%)
-------------------------------------------------------------------------------------------------------------
            2,500,000  Pennsylvania American Water Co. 144A mtge.
                         7.8s, 2026                                                                 2,694,125

Wireless Communications (0.2%)
-------------------------------------------------------------------------------------------------------------
            3,000,000  AirTouch Communications, Inc. notes 6.65s, 2008                              3,026,250
                                                                                               --------------
                       Total Corporate Bonds and Notes
                         (cost $186,414,057)                                                   $  193,313,523

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (0.3%) (a) (cost $4,381,552)
PRINCIPAL AMOUNT                                                                                       VALUE
-------------------------------------------------------------------------------------------------------------
          $4,255,000   U.S. Treasury Bonds 6 1/8s, November 15, 2027                           $    4,353,376

SHORT-TERM INVESTMENTS (0.3%) (a) (cost $4,489,688)
PRINCIPAL AMOUNT                                                                                       VALUE
-------------------------------------------------------------------------------------------------------------
          $4,489,000   Interest in $550,000,000 joint repurchase agreement
                         dated April 30, 1998 with Goldman, Sachs & Co.
                         due May 1, 1998 with respect to various U.S. Treasury
                         obligations -- maturity value of $4,489,688 for an
                         effective yield of 5.52%                                              $    4,489,688
-------------------------------------------------------------------------------------------------------------
                       Total Investments (cost $1,090,417,229) (b)                             $1,484,309,878
-------------------------------------------------------------------------------------------------------------

     (a)  Percentages indicated are based on net assets of $1,492,028,887.

     (b)  The aggregate identified cost on a tax basis is $1,090,587,684, resulting in gross unrealized appreciation and depreciation of $412,034,775 and $18,312,581, respectively, or net unrealized appreciation of $393,722,194.

    (NON) Non-income-producing security.

          144A after the name of a security represents those exempt from registration under Rule 144A of the
          Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

          ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1998 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,090,417,229) (Note 1)                                           $ 1,484,309,878
---------------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                                8,332,578
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    1,791,856
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            5,586,373
---------------------------------------------------------------------------------------------------
Total assets                                                                          1,500,020,685

Liabilities
---------------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                             14,555
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                          2,996,443
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                1,436,061
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              2,245,568
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  163,233
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                               46,239
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,612
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      788,981
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      299,106
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         7,991,798
---------------------------------------------------------------------------------------------------
Net assets                                                                          $ 1,492,028,887

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                     $ 1,075,979,224
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                (4,177,827)
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                                   26,335,646
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                       393,891,844
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                          $ 1,492,028,887

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($721,068,368 divided by 54,032,318 shares)                                                  $13.35
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.35)*                                      $14.16
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($759,997,660 divided by 57,273,097 shares)**                                                $13.27
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($10,962,859 divided by 822,424 shares)                                                      $13.33
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.33)*                                      $13.81
---------------------------------------------------------------------------------------------------
 * On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended April 30, 1998 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $214,943)                                            $ 21,335,437
--------------------------------------------------------------------------------------------------
Interest                                                                                 7,629,772
--------------------------------------------------------------------------------------------------
Total investment income                                                                 28,965,209

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         4,475,613
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           1,115,547
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          39,151
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             9,663
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      885,790
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    3,627,686
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       45,334
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     45,981
--------------------------------------------------------------------------------------------------
Registration fees                                                                          199,689
--------------------------------------------------------------------------------------------------
Auditing                                                                                    21,882
--------------------------------------------------------------------------------------------------
Legal                                                                                        6,542
--------------------------------------------------------------------------------------------------
Postage                                                                                      5,872
--------------------------------------------------------------------------------------------------
Other                                                                                       63,155
--------------------------------------------------------------------------------------------------
Total expenses                                                                          10,541,905
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (99,779)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            10,442,126
--------------------------------------------------------------------------------------------------
Net investment income                                                                   18,523,083
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        22,276,272
--------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                                 (2,823)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                                           657
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                           175,617,238
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                197,891,344
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $216,414,427
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                  Six months ended         Year ended
                                                                                          April 30         October 31
                                                                                             1998*               1997
---------------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                               $   18,523,083     $   38,697,964
---------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                           22,273,449        108,764,010
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                           175,617,895         70,567,140
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   216,414,427        218,029,114
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                            (12,314,154)       (21,360,424)
---------------------------------------------------------------------------------------------------------------------
    Class B                                                                            (10,208,369)       (17,213,285)
---------------------------------------------------------------------------------------------------------------------
    Class M                                                                               (178,387)          (229,303)
---------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                            (48,244,961)       (41,964,105)
---------------------------------------------------------------------------------------------------------------------
    Class B                                                                            (49,333,817)       (42,814,695)
---------------------------------------------------------------------------------------------------------------------
    Class M                                                                               (914,500)          (403,980)
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                            72,139,184         (9,538,238)
---------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                           167,359,423         84,505,084

Net assets
---------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                  1,324,669,464      1,240,164,380
---------------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $4,177,827 and
$--, respectively)                                                                  $1,492,028,887     $1,324,669,464
---------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------
                            Six months
                                 ended
Per-share                     April 30
operating performance       (Unaudited)                                 Year ended October 31
------------------------------------------------------------------------------------------------------------------------
                               1998            1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period            $12.49          $11.63           $10.40            $9.06           $10.56           $9.24
------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------
Net investment income             .19(d)          .41              .44              .43              .46             .51
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments       1.81            1.67             1.25             1.38            (1.22)           1.33
------------------------------------------------------------------------------------------------------------------------
Total from
investment operations            2.00            2.08             1.69             1.81             (.76)           1.84
------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------
From net
investment income                (.23)           (.41)            (.44)            (.46)            (.45)           (.51)
------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                  --              --               --               --               --              --
------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                   (.91)           (.81)            (.02)            (.01)            (.29)           (.01)
------------------------------------------------------------------------------------------------------------------------
Total distributions             (1.14)          (1.22)            (.46)            (.47)            (.74)           (.52)
------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                  $13.35          $12.49           $11.63           $10.40            $9.06          $10.56
------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)       16.60*          19.16            16.57            20.71            (7.30)          20.40
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)               $721,068        $653,205         $618,417         $593,226         $541,619        $684,484
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)         .53*           1.05             1.11             1.12             1.08            1.12
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)        1.46*           3.41             3.97             4.53             4.84            4.97
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)          11.07*          53.63            64.53            67.60           112.32          123.57
------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                  $.0471          $.0458           $.0488
------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, include amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                       April 30
operating performance         (Unaudited)                             Year ended October 31
----------------------------------------------------------------------------------------------------------------------
                                 1998          1997           1996            1995           1994            1993
----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period            $12.42        $11.57         $10.36           $9.02         $10.52            $9.22
----------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------
Net investment income             .14           .32            .36             .36            .39              .42
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments       1.80          1.66           1.23            1.39          (1.22)            1.34
----------------------------------------------------------------------------------------------------------------------
Total from
investment operations            1.94          1.98           1.59            1.75           (.83)            1.76
----------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------
From net
investment income                (.18)         (.32)          (.36)           (.39)          (.38)            (.43)
----------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                  --            --             --              --             --             (.03)
----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                   (.91)         (.81)          (.02)           (.02)          (.29)              --
----------------------------------------------------------------------------------------------------------------------
Total distributions             (1.09)        (1.13)          (.38)           (.41)          (.67)            (.46)
----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                  $13.27        $12.42         $11.57          $10.36          $9.02           $10.52
----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)       16.20*        18.28          15.57           19.92          (8.04)           19.54
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)               $759,998      $659,594       $615,309        $578,505       $501,438         $551,794
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)         .91*         1.80           1.86            1.87           1.83             1.86
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)        1.08*         2.66           3.22            3.77           4.10             3.98
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)          11.07*        53.63          64.53           67.60         112.32           123.57
----------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                  $.0471        $.0458         $.0488
----------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, include amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------------------------------------
                                            Six months
                                              ended                                                   For the period
Per-share                                    April 30                  Year ended                      March 1, 1995+
operating performance                      (Unaudited)                 October 31                      to October 31
----------------------------------------------------------------------------------------------------------------------
                                              1998               1997             1996                      1995
----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                         $12.47             $11.61           $10.38                    $9.14
----------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------
Net investment income                          .16                .36              .38(d)                   .31
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                    1.81               1.67             1.26                     1.26
----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                         1.97               2.03             1.64                     1.57
----------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------
From net
investment income                             (.20)              (.36)            (.39)                    (.33)
----------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                               --                 --               --                       --
----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                (.91)              (.81)            (.02)                      --
----------------------------------------------------------------------------------------------------------------------
Total distributions                          (1.11)             (1.17)            (.41)                    (.33)
----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                               $13.33             $12.47           $11.61                   $10.38
----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                    16.34*             18.62            16.12                    17.50*
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                             $10,963            $11,871           $6,438                   $1,917
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                      .78*              1.55             1.63                     1.13*
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                     1.23*              2.89             3.37                     2.36*
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                       11.07*             53.63            64.53                    67.60
----------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                               $.0471             $.0458           $.0488
----------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, include amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
April 30, 1998 (Unaudited)

Note 1
Significant accounting policies

Putnam Utilities Growth and Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income primarily through investments in equity and debt securities issued by public utility companies.

The fund offers class A, class B, and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on the principal market on which such securities are traded, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended April 30, 1998, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

As part of the subcustodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc., the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At April 30, 1998, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

Custodial functions for the fund's assets are provided by PFTC Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended April 30, 1998, fund expenses were reduced by $99,779 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,430 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00%, and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended April 30, 1998 Putnam Mutual Funds Corp., acting as underwriter received net commissions of $135,192 and $5,131 from the sale of class A and class M shares, respectively and $310,281 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended April 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received $457 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended April 30, 1998 purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $155,144,438 and $153,741,311, respectively. Purchases and sales of U.S. government obligations aggregated $4,381,552 and $4,353,376, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At April 30, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended
                                          April 30, 1998
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       6,667,303     $ 87,122,860
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     4,297,805       54,404,315
------------------------------------------------------------
                                 10,965,108      141,527,175

Shares
repurchased                      (9,249,917)    (120,530,905)
------------------------------------------------------------
Net increase                      1,715,191     $ 20,996,270
------------------------------------------------------------

                                            Year ended
                                         October 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      18,486,173     $218,360,453
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     4,830,321       55,066,695
------------------------------------------------------------
                                 23,316,494      273,427,148

Shares
repurchased                     (24,185,008)    (285,048,126)
------------------------------------------------------------
Net decrease                       (868,514)    $(11,620,978)
------------------------------------------------------------

                                         Six months ended
                                          April 30, 1998
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       9,599,452     $124,941,212
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     4,225,184       53,188,011
------------------------------------------------------------
                                 13,824,636      178,129,223

Shares
repurchased                      (9,650,138)    (125,345,135)
------------------------------------------------------------
Net increase                      4,174,498     $ 52,784,088
------------------------------------------------------------

                                            Year ended
                                         October 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      10,001,400    $ 117,738,403
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     4,676,816       53,007,890
------------------------------------------------------------
                                 14,678,216      170,746,293

Shares
repurchased                     (14,740,560)    (173,462,984)
------------------------------------------------------------
Net decrease                        (62,344)   $  (2,716,691)
------------------------------------------------------------

                                         Six months ended
                                          April 30, 1998
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         372,549    $   4,921,744
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        82,260        1,038,237
------------------------------------------------------------
                                    454,809        5,959,981

Shares
repurchased                        (584,183)      (7,601,155)
------------------------------------------------------------
Net decrease                       (129,374)   $  (1,641,174)
------------------------------------------------------------

                                            Year ended
                                         October 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         656,690    $   7,920,678
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        50,877          582,756
------------------------------------------------------------
                                    707,567        8,503,434

Shares
repurchased                        (310,433)      (3,704,003)
------------------------------------------------------------
Net increase                        397,134    $   4,799,431
------------------------------------------------------------



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Strategic Income Fund *

High Quality Bond Fund +

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

*Formerly Putnam Diversified Income Trust II

+Formerly Putnam Federal Income Trust

[DBL. DAGGER]Closed to new investors. Some exceptions may apply.

Contact Putnam for details.

[SECTION MARK] Not available in all states.

**An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Sheldon N. Simon
Vice President and Fund Manager

Christopher A. Ray
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Utilities Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

SA026-42878 -- 840/884/869            6/98